Exhibit 99.1

Access National Reports Record Earnings, Declares Dividend

RESTON, Va.--(BUSINESS WIRE)--July 15, 2016--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported second quarter 2016 net income of $4.9 million, or $0.46 per common share. This represents the Corporation’s 64th consecutive quarterly profit over its 66 quarter history. Consistent with management’s stated objective of a 40%-50% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.15 per share for holders of record as of August 1, 2016 and payable on August 25, 2016. The routine dividend affirms Management’s favorable outlook on forward earnings and capital adequacy.

According to CEO Michael Clarke, “This announcement of record earnings provides another opportunity to highlight the quality growth opportunities in front of our company. Our confidence and enthusiasm for those opportunities recently resulted in expansion of our executive talent by adding Bank President Mark Moore and the promotion of Robert Shoemaker to Chief Banking Officer. This increased executive capacity enables a proactive and high touch approach in nurturing middle market business relationships. Our success in serving this market is illustrated by the elevated concentrations of commercial loans and commercial demand deposits in the loan and deposit portfolios.” He continued, “There should be no doubt that we are a commercial bank built for business, intent on being the bank of choice for middle market companies.”

Second quarter 2016 pretax earnings rose by $1.4 million or 23.5% when compared to second quarter 2015 pretax earnings. Second quarter 2016 pretax income for the banking segment rose $636 thousand from second quarter 2015 due to increases in net interest income of $962 thousand and other income of $558 thousand due in part to cost recoveries on a non-performing asset. These increases were partially offset by an increase in salaries and benefits of $897 thousand due to staffing expansion. The mortgage segment’s pretax earnings increase of $785 thousand over second quarter 2015 was due mainly to an increase in gains recorded on secondary mortgage activity due to more favorable gain on sale margins.

The net interest margin decreased from 3.67% to 3.51% when comparing second quarter 2015 to second quarter 2016. On a linked quarter basis, the margin decreased from 3.61% for the three months ended March 31, 2016 when compared to 3.51% for the three months ended June 30, 2016.

On a consolidated basis, the Corporation reported annualized return on average assets of 1.54% and 1.44% for the three month periods ended June 30, 2016 and 2015, respectively. Meanwhile, the annualized return on average equity was 17.00% and 15.54% for the three month periods ended June 30, 2016 and 2015, respectively.

Total assets were $1.3 billion at June 30, 2016 and grew $126.3 million and $138.7 million when compared to December 31, 2015 and June 30, 2015, respectively. The $126.3 million growth in assets since December 31, 2015 was due mainly to an increase in loans held for investment of $55.3 million and a $41.9 million increase in interest-bearing balances. Additionally, loans held for sale increased $11.0 million while investment securities increased $8.3 million from December 31, 2015. Commercial loan growth continues to remain the leading driver in the year-over-year growth rate of loans held for investment of 13.0%.

Total deposits at June 30, 2016 were $1.05 billion, an increase of $130.8 million and $139.1 million when compared to December 31, 2015 and June 30, 2015, respectively. At June 30, 2016, non-interest bearing deposits were $392.3 million, an increase of $84.5 million from the December 31, 2015 figure and an increase of $53.0 million from the June 30, 2015 figure. The year-over-year growth rate in non-interest bearing deposits of 15.6% was due to management’s continued focus on expanding business banking relationships. Interest-bearing deposits increased to $652.3 million at June 30, 2016, an increase of $46.3 million since December 31, 2015 and an increase of $86.1 million when compared to the June 30, 2015 balances. A targeted marketing campaign was the majority of the reason for growth in this category which saw a year-over-year increase in savings and money market accounts of $92.7 million and an increase in time deposits of $42.1 million. These increases were offset by a $62.0 million reduction in wholesale funding when comparing June 30, 2016 to June 30, 2015.

Non-performing assets (NPAs) decreased to $1.9 million at June 30, 2016 from $7.4 million at June 30, 2015, representing 0.14% and 0.64% of total assets, respectively. This $5.5 million decrease in NPAs was due to the settlement of one commercial real estate – owner occupied loan. Access Real Estate, LLC also had other real estate owned with a carrying value of $500 thousand at June 30, 2016. The allowance for loan loss was $13.8 million and $13.5 million at June 30, 2016 and June 30, 2015, respectively, and represented 1.47% and 1.62% of total loans held for investment at June 30, 2016 and 2015, respectively.

Book value per common share increased from $9.94 at June 30, 2015 to $11.19 at June 30, 2016. The tangible common equity ratio for Access National Corporation and its subsidiary bank was 8.94% at June 30, 2016, within the Corporation’s target range of 8.00% to 10.50%.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the Company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	June 30,	December 31,	June 30,
	2016	2015	2015
(In Thousands Except for Share and Per Share Data)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$14,994	$11,291	$12,314

Interest-bearing balances and federal funds sold	66,541	24,598	79,186

Investment securities:
Available-for-sale, at fair value	173,558	160,162	138,617
Held-to-maturity, at amortized cost (fair value of $9,560, $14,314 and $14,331)	9,228	14,287	14,299
Total investment securities	182,786	174,449	152,916

Restricted Stock, at amortized cost	7,159	7,259	7,471

Loans held for sale - at fair value	55,116	44,135	50,297

Loans held for investment net of allowance for loan losses of $13,834, $13,563 and $13,509, respectively	928,895	873,915	820,733

Premises, equipment and land, net	6,822	6,689	6,909

Other assets	42,558	36,212	36,296

Total assets	$1,304,871	$1,178,548	$1,166,122

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$392,269	$307,797	$339,266

Savings and interest-bearing deposits	365,664	293,711	240,060

Time deposits	286,612	312,236	326,076

Total deposits	1,044,545	913,744	905,402

Short-term borrowings	56,763	91,129	138,079

Long-term borrowings	75,000	55,000	10,000

Other liabilities and accrued expenses	10,177	9,537	8,126

Total Liabilities	1,186,485	1,069,410	1,061,607

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding, 10,583,594, 10,544,751 and 10,519,376, respectively	8,837	8,805	8,783

Additional paid in capital	20,625	19,953	19,491

Retained earnings	87,188	81,385	76,682

Accumulated other comprehensive income (loss), net	1,736	(1,005)	(441)

Total shareholders' equity	118,386	109,138	104,515

Total liabilities and shareholders' equity	$1,304,871	$1,178,548	$1,166,122

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended		Six Months Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
(In Thousands Except for Share and Per Share Data)	(unaudited)		(unaudited)

INTEREST INCOME
Interest and fees on loans	$11,354	$9,971	$22,230	$19,405

Interest on federal funds sold and bank balances	96	34	166	61

Interest and dividends on securities	886	782	1,921	1,597
Total interest income	12,336	10,787	24,317	21,063

INTEREST EXPENSE
Interest on deposits	1,275	867	2,425	1,600

Interest on other borrowings	300	113	581	214
Total interest expense	1,575	980	3,006	1,814
Net interest income	10,761	9,807	21,311	19,249

Provision for loan losses	120	150	120	150
Net interest income after provision for loan losses	10,641	9,657	21,191	19,099

NONINTEREST INCOME
Service charges and fees	239	218	499	415

Gain on sale of loans	7,273	5,705	11,103	9,276

Other Income	1,661	1,158	4,390	3,695
Total noninterest income	9,173	7,081	15,992	13,386

NONINTEREST EXPENSE
Salaries and benefits	8,407	6,999	16,075	13,716

Occupancy and equipment	749	742	1,510	1,496

Other operating expense	3,147	2,913	5,847	5,688
Total noninterest expense	12,303	10,654	23,432	20,900
Income before income tax	7,511	6,084	13,751	11,585

Income tax expense	2,633	2,100	4,778	4,028
NET INCOME	4,878	3,984	8,973	7,557

Earnings per common share:
Basic	$0.46	$0.38	$0.85	$0.72
Diluted	$0.46	$0.38	$0.85	$0.72

Average outstanding shares:
Basic	10,576,516	10,518,939	10,564,833	10,496,152
Diluted	10,639,167	10,590,882	10,622,763	10,554,052

Performance and Capital Ratios

(Dollars In Thousands Except for Share and Per Share Data)	Three Months Ended June 30, 2016	Three Months Ended March 31, 2016	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015	Twelve Months Ended December 31, 2015

Return on average assets (annualized)	1.54%	1.35%	1.45%	1.40%	1.39%
Return on average equity (annualized)	17.00%	14.75%	15.89%	14.87%	14.83%
Net interest margin	3.51%	3.61%	3.56%	3.69%	3.68%
Efficiency ratio - Bank only	50.10%	51.20%	50.64%	49.54%	50.41%
Total average equity to earning assets	9.36%	9.50%	9.43%	9.75%	9.67%
Tangible common equity ratio	8.94%	9.23%	8.94%	8.85%	9.12%

Averages
Assets	$1,268,504	$1,208,864	$1,238,662	$1,079,322	$1,112,470
Loans held for investment	915,218	905,382	910,300	798,281	824,288
Loans held for sale	45,357	34,607	39,982	48,667	42,076
Interest-bearing deposits & federal funds sold	84,008	52,862	68,435	50,447	52,716
Investment securities	182,751	176,448	179,600	145,001	156,010
Earning assets	1,225,910	1,169,183	1,197,547	1,042,337	1,075,284
Interest-bearing deposits	657,363	612,021	634,692	517,669	563,112
Total deposits	1,005,419	920,528	962,973	799,788	866,695
Repurchase agreements & federal funds purchased	13,981	17,442	15,712	22,600	22,017
FHLB short term borrowings	51,154	86,429	68,791	141,558	91,992
FHLB long-term borrowings	74,341	64,615	69,478	5,304	18,890
Equity	$114,748	$111,068	$112,908	$101,662	$103,948

Allowance for loan losses/loans held for investment	1.47%	1.49%	1.47%	1.62%	1.53%
Total NPA	$1,866	$7,349	$1,866	$7,427	$7,417
NPA to total assets	0.14%	0.60%	0.14%	0.64%	0.63%

Mortgage loan originations and brokered loans	$154,022	$106,622	$260,644	$259,764	$484,747
Gain on sale of mortgage loans net hedging activity	$6,579	$3,235	$9,814	$9,017	$18,528
Allowance for losses on mortgage loans sold	$1,029	$1,029	$1,029	$1,187	$1,029

Wealth Management segment - assets under management	$625,000	$611,000	$625,000	$546,000	$611,000

Book value per common share	$11.19	$10.79	$11.19	$9.94	$10.35

Composition of Loan Portfolio

	June 30, 2016		March 31, 2016		December 31, 2015		June 30, 2015
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate - owner occupied	$235,735	25.01%	$217,954	23.83%	$219,877	24.77%	$222,012	26.61%
Commercial real estate - non-owner occupied	153,206	16.25	153,433	16.77	147,580	16.63	134,585	16.13
Residential real estate	208,311	22.10	202,858	22.18	201,447	22.70	198,418	23.79
Commercial	257,139	27.28	258,520	28.26	242,527	27.33	223,756	26.82
Real estate construction	79,200	8.39	72,055	7.88	66,003	7.44	47,037	5.64
Consumer	9,138	0.97	9,862	1.08	10,044	1.13	8,434	1.01
Total loans	$942,729	100.00%	$914,682	100.00%	$887,478	100.00%	$834,242	100.00%
Less allowance for loan losses	13,834		13,614		13,563		13,509
	$928,895		$901,068		$873,915		$820,733

Composition of Deposits

	June 30, 2016		March 31, 2016		December 31, 2015		June 30, 2015
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$392,269	37.55%	$335,219	34.90%	$307,797	33.69%	$339,266	37.47%
Interest-bearing demand deposits	123,638	11.84	123,876	12.90	127,980	14.00	110,294	12.18
Savings and money market	206,566	19.78	149,679	15.59	150,021	16.42	113,909	12.58
CDARS time deposits	53,212	5.09	67,540	7.03	73,017	7.99	90,523	10.00
CDARS/ICS non-maturity deposits	35,247	3.37	35,238	3.67	15,517	1.70	15,647	1.73
Brokered deposits	69,139	6.62	106,150	11.05	103,390	11.31	113,402	12.53
Time deposits	164,474	15.75	142,755	14.86	136,022	14.89	122,361	13.51
Total Deposits	$1,044,545	100.00%	$960,457	100.00%	$913,744	100.00%	$905,402	100.00%

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Three Months Ended

	June 30, 2016			June 30, 2015
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$181,327	$886	1.95%	$142,443	$782	2.20%
Loans held for sale	45,357	437	3.85%	59,154	564	3.81%
Loans(1)	915,218	10,917	4.77%	814,393	9,407	4.62%
Interest-bearing balances and federal funds sold	84,008	96	0.46%	54,026	34	0.25%
Total interest-earning assets	1,225,910	12,336	4.03%	1,070,016	10,787	4.03%
Noninterest-earning assets:
Cash and due from banks	12,513			11,244
Premises, land and equipment	6,959			6,971
Other assets	36,774			33,246
Less: allowance for loan losses	(13,652)			(13,448)
Total noninterest-earning assets	42,594			38,013
Total Assets	$1,268,504			$1,108,029

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$133,147	$126	0.38%	$111,282	$62	0.22%
Money market deposit accounts	190,324	167	0.35%	111,765	55	0.20%
Savings accounts	32,520	43	0.53%	10,098	10	0.40%
Time deposits	301,372	939	1.25%	302,526	740	0.98%
Total interest-bearing deposits	657,363	1,275	0.78%	535,671	867	0.65%
Borrowings:
FHLB short-term borrowings	51,154	88	0.69%	125,736	77	0.24%
Securities sold under agreements to repurchase and federal funds purchased	13,981	3	0.09%	22,506	6	0.11%
FHLB long-term borrowings	74,341	209	1.12%	10,000	30	1.20%
Total borrowings	139,476	300	0.86%	158,242	113	0.29%
Total interest-bearing deposits and borrowings	796,839	1,575	0.79%	693,913	980	0.56%
Noninterest-bearing liabilities:
Demand deposits	348,056			303,364
Other liabilities	8,861			8,192
Total liabilities	1,153,756			1,005,469
Shareholders' Equity	114,748			102,560
Total Liabilities and Shareholders' Equity	$1,268,504			$1,108,029

Interest Spread(2)			3.23%			3.47%

Net Interest Margin(3)		$10,761	3.51%		$9,807	3.67%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
Six Months Ended

	June 30, 2016			June 30, 2015
	Average	Income /	Yield /	Average	Income /	Yield /
(Dollars In Thousands)	Balance	Expense	Rate	Balance	Expense	Rate

Assets:
Interest-earning assets:
Securities	$178,830	$1,921	2.15%	$144,942	$1,597	2.20%
Loans held for sale	39,982	781	3.91%	48,667	926	3.81%
Loans(1)	910,300	21,449	4.71%	798,281	18,479	4.63%
Interest-bearing balances and federal funds sold	68,435	166	0.49%	50,447	61	0.24%
Total interest-earning assets	1,197,547	24,317	4.06%	1,042,337	21,063	4.04%
Noninterest-earning assets:
Cash and due from banks	12,110			10,579
Premises, land and equipment	6,843			6,935
Other assets	35,778			32,864
Less: allowance for loan losses	(13,616)			(13,393)
Total noninterest-earning assets	41,115			36,985
Total Assets	$1,238,662			$1,079,322

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$129,064	$233	0.36%	$115,958	$127	0.22%
Money market deposit accounts	166,273	265	0.32%	111,137	109	0.20%
Savings accounts	33,609	90	0.54%	8,979	17	0.38%
Time deposits	305,746	1,837	1.20%	281,595	1,347	0.96%
Total interest-bearing deposits	634,692	2,425	0.76%	517,669	1,600	0.62%
Borrowings:
FHLB short-term borrowings	68,791	211	0.61%	141,558	171	0.24%
Securities sold under agreements to repurchase and federal funds purchased	15,712	7	0.09%	22,600	11	0.10%
FHLB long-term borrowings	69,478	363	1.04%	5,304	32	1.21%
Total borrowings	153,981	581	0.75%	169,462	214	0.25%
Total interest-bearing deposits and borrowings	788,673	3,006	0.76%	687,131	1,814	0.53%
Noninterest-bearing liabilities:
Demand deposits	328,281			282,119
Other liabilities	8,800			8,410
Total liabilities	1,125,754			977,660
Shareholders' Equity	112,908			101,662
Total Liabilities and Shareholders' Equity	$1,238,662			$1,079,322

Interest Spread(2)			3.30%			3.51%

Net Interest Margin(3)		$21,311	3.56%		$19,249	3.69%

(1) Loans placed on nonaccrual status are included in loan balances.
(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.
(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
June 30, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$12,092	$437	$-	$6	$(199)	$12,336
Gain on sale of loans	-	7,273	-	-	-	7,273
Other revenues	1,290	(134)	718	342	(316)	1,900
Total revenues	13,382	7,576	718	348	(515)	21,509

Expenses:
Interest expense	1,580	127	-	67	(199)	1,575
Salaries and employee benefits	4,165	3,714	528	-	-	8,407
Other expenses	1,867	1,567	259	639	(316)	4,016
Total operating expenses	7,612	5,408	787	706	(515)	13,998

Income (loss) before income taxes	$5,770	$2,168	$(69)	$(358)	$-	$7,511

Total assets	$1,245,441	$60,831	$2,861	$17,772	$(22,034)	$1,304,871

Three Months Ended	Commercial	Mortgage	Wealth			Consolidated
June 30, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$10,533	$564	$-	$4	$(314)	$10,787
Gain on sale of loans	-	5,705	-	-	-	5,705
Other revenues	732	(79)	679	360	(316)	1,376
Total revenues	11,265	6,190	679	364	(630)	17,868

Expenses:
Interest expense	983	241	(6)	76	(314)	980
Salaries and employee benefits	3,268	3,182	549	-	-	6,999
Other expenses	1,880	1,384	260	597	(316)	3,805
Total operating expenses	6,131	4,807	803	673	(630)	11,784

Income (loss) before income taxes	$5,134	$1,383	$(124)	$(309)	$-	$6,084

Total assets	$1,113,304	$53,884	$1,290	$16,095	$(18,451)	$1,166,122

Six Months Ended	Commercial	Mortgage	Wealth			Consolidated
June 30, 2016	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$23,848	$781	$-	$10	$(322)	$24,317
Gain on sale of loans	-	11,103	-	-	-	11,103
Other revenues	2,226	1,113	1,496	689	(635)	4,889
Total revenues	26,074	12,997	1,496	699	(957)	40,309

Expenses:
Interest expense	3,016	178	-	134	(322)	3,006
Salaries and employee benefits	8,088	6,899	1,088	-	-	16,075
Other expenses	3,707	2,636	550	1,219	(635)	7,477
Total operating expenses	14,811	9,713	1,638	1,353	(957)	26,558

Income (loss) before income taxes	$11,263	$3,284	$(142)	$(654)	$-	$13,751

Total assets	$1,245,441	$60,831	$2,861	$17,772	$(22,034)	$1,304,871

Six Months Ended	Commercial	Mortgage	Wealth			Consolidated
June 30, 2015	Banking	Banking	Management	Other	Eliminations	Totals
	(In Thousands)
Revenues:
Interest income	$20,613	$926	$-	$7	$(483)	$21,063
Gain on sale of loans	-	9,276	-	-	-	9,276
Other revenues	1,451	1,346	1,224	706	(617)	4,110
Total revenues	22,064	11,548	1,224	713	(1,100)	34,449

Expenses:
Interest expense	1,821	336	-	140	(483)	1,814
Salaries and employee benefits	6,495	6,208	1,013	-	-	13,716
Other expenses	3,684	2,609	467	1,191	(617)	7,334
Total operating expenses	12,000	9,153	1,480	1,331	(1,100)	22,864

Income (loss) before income taxes	$10,064	$2,395	$(256)	$(618)	$-	$11,585

Total assets	$1,113,304	$53,884	$1,290	$16,095	$(18,451)	$1,166,122

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100